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                                                                   EXHIBIT 23(b)


                          Consent of Axley & Rode LLP
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                                AXLEY & RODE LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                  LUFKIN o NACOGDOCHES o CROCKETT o LIVINGSTON
                                     TEXAS


                                                                   EXHIBIT 23(b)




                        CONSENT OF INDEPENDENT AUDITORS





     As independent auditors, we hereby consent to the use of our report dated February 20, 1997 on the consolidated financial statements of Fredonia Bancshares, Inc. as of December 31, 1996 and for the year then ended and to all references to our firm included in this Registration Statement on Form S-4 and related Prospectus of First United Bancshares, Inc. for the registration of up to 1,610,000 shares of its common stock.




                                        /s/ Axley & Rode LLP
                                        -------------------------------
                                        CERTIFIED PUBLIC ACCOUNTANTS


    June 24, 1997
    Lufkin, Texas